UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

_______________________

NovaCopper Inc.
(Exact name of registrant as specified in its charter)

_______________________

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia
Canada, V7Y 1K4
(Address of principal executive offices, including zip code)

(604) 638-8088
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e -4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2013, the NovaCopper Inc. (the “Company”) held its 2013 Annual Meeting of shareholders (the “Annual Meeting”) at the offices of Blake, Cassels & Graydon LLP in Vancouver, British Columbia, Canada. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 9, 2013 (the “2013 Proxy Statement”):

Proposal 1:

The Company’s shareholders elected the following directors to hold office until the 2014 Annual Meeting:

Name	Votes For	Withheld/	Broker Non-Votes
		Abstain
Tony S. Giardini	24,913,691	208,370	3,867,863
Dr. Thomas S. Kaplan	24,284,528	837,533	3,867,863
Terry Krepiakevich	24,750,378	371,683	3,867,863
Gregory A. Lang	24,898,247	223,814	3,867,863
Igor Levental	24,323,083	798,978	3,867,863
Kalidas V. Madhavpeddi	24,795,278	326,783	3,867,863
Gerald J. McConnell	24,147,660	974,401	3,867,863
Clynton R. Nauman	24,586,476	535,585	3,867,863
Janice Stairs	24,575,385	546,676	3,867,863
Walter Segsworth	24,901,762	220,299	3,867,863
Rick Van Nieuwenhuyse	24,899,517	222,544	3,867,863

Proposal 2:

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration, as set forth below:

	Withheld/
Votes For	Abstain	Broker Non-Votes
28,906,805	83,105	0

Proposal 3:

The Company’s Shareholders approved the Restricted Share Unit Plan (“RSU Plan”) as a treasury based plan, to reserve Common Shares from treasury for issuance under the RSU Plan and to ratify all prior issuances of RSUs under the RSU Plan, as set forth in Appendix B of the 2013 Proxy Statement, as set forth below:

		Withheld/
Votes For	Votes Against	Abstain	Broker Non-Votes
24,062,735	1,059,326	0	3,867,863

Proposal 4:

The Company’s Shareholders approved the Deferred Share Unit Plan (“DSU Plan”) as a treasury based plan, to reserve Common Shares from treasury to issue the DSU Plan and to ratify all prior issuances of DSUs under the DSU Plan, as set forth in Appendix D of the 2013 Proxy Statement, as set forth below:

		Withheld/
Votes For	Votes Against	Abstain	Broker Non-Votes
24,097,315	1,024,746	0	3,867,863

Proposal 5:

The Company’s Shareholders approved, by a non-binding vote, the Executive Compensation, as disclosed in the 2013 Proxy Statement, as set forth below:

		Withheld/
Votes For	Votes Against	Abstain	Broker Non-Votes
24,472,007	650,055	0	3,867,862

Proposal 6:

The Company’s Shareholders voted on a non-binding advisory vote regarding the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers, as set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
8,007,138	149,095	16,622,279	342,298	3,869,114

A majority of the Company’s Shareholders selected three years the frequency for the non-binding advisory vote on the compensation of the Company’s Named Executive Officers. The Company has decided to adopt three years as the frequency for the non-binding advisory vote on the compensation of the Company’s Named Executive Officers until the next shareholder vote on the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers is required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVACOPPER INC.

Dated: May 23, 2013	By:	/s/ Elaine Sanders
Elaine M. Sanders, Chief Financial Officer